                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2002



                                 URS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                1-7567                                94-1381538
         (Commission File No.)           (I.R.S. Employer Identification No.)


                        100 CALIFORNIA STREET, SUITE 500,
                      SAN FRANCISCO, CALIFORNIA 94111-4529
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 774-2700
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ITEM 5.  OTHER EVENTS

     On August 1, 2002, we issued a press release announcing our intention to offer senior notes for sale in a private placement, subject to market and other conditions. Attached hereto as Exhibit 99.1 is our press release dated August 1, 2002.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1        Press release dated August 1, 2002





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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    URS CORPORATION

Dated: August 5, 2002               By: /s/ David C. Nelson
                                        --------------------------------------
                                    David C. Nelson
                                    Vice President and Corporate Treasurer









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
                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1        Press release dated August 1, 2002










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